UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2008
ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

11 Studebaker, Irvine, CA	92618

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e)	On December 29, 2008, Endologix, Inc. (the “Company”) entered into:
•	an Employment Agreement with John McDermott, the Company’s President and Chief Executive Officer;

•	an Employment Agreement with Robert J. Krist, the Company’s Chief Financial Officer and Secretary;

•	an Employment Agreement with Stefan G. Schreck, Ph.D., the Company’s Vice President, Technology; and

•	an Employment Agreement with Janet Fauls, the Company’s Vice President, Regulatory and Clinical Affairs.
          The foregoing employment agreements are referred to herein collectively as the “Restated Agreements.”
          The Company entered into the Restated Agreements for the purpose of bringing the prior employment agreements between the Company and the above-named officers of the Company into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder. Section 409A governs nonqualified deferred compensation arrangements. Section 409A imposes penalties and additional tax on service providers (including employees and directors) if a nonqualified deferred compensation arrangement does not comply with its provisions. Accordingly, the Restated Agreements, among other things, modify the definitions of “change in control” and “corporate transaction” and related termination procedures to comply with Section 409A, modify the definition of termination for “good reason” and related termination procedures to comply with Section 409A, clarify that any severance payments which are treated as nonqualified deferred compensation must be made upon a “separation of service” with the Company and that, subject to certain exceptions, such payments may be delayed for a period of six months if an officer is deemed to be a “specified employee” at the time of his or her termination of employment, and provide that certain payments to the officers, including expense reimbursements, will be made only at times permissible without triggering tax penalties under Section 409A.
          The foregoing description of the Restated Agreements does not purport to be complete and is qualified in its entirety by reference to the full texts of the Restated Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	Employment Agreement, dated as of December 29, 2008, between Endologix and John McDermott.

10.2	Employment Agreement, dated as of December 29, 2008, between Endologix and Robert J. Krist.

10.3	Employment Agreement, dated as of December 29, 2008, between Endologix and Stefan G. Schreck, Ph.D.

10.4	Employment Agreement, dated as of December 29, 2008, between Endologix and Janet Fauls.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.
Date: January 2, 2009	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement, dated as of December 29, 2008, between Endologix and John McDermott.

10.2	Employment Agreement, dated as of December 29, 2008, between Endologix and Robert J. Krist.

10.3	Employment Agreement, dated as of December 29, 2008, between Endologix and Stefan G. Schreck, Ph.D.

10.4	Employment Agreement, dated as of December 29, 2008, between Endologix and Janet Fauls.